Exhibit 10.1

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

dated as of

November 21, 2016

among

CF INDUSTRIES HOLDINGS, INC.,
as Holdings,

CF INDUSTRIES, INC.,
as the Lead Borrower,

and

THE OTHER GRANTORS PARTY HERETO

and

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

SCHEDULES

Schedule I	Pledged Equity; Pledged Debt

EXHIBITS

Exhibit I	Form of Security Agreement Supplement
Exhibit II	Form of Patent Security Agreement
Exhibit III	Form of Trademark Security Agreement
Exhibit IV	Form of Copyright Security Agreement

PLEDGE AND SECURITY AGREEMENT dated as of November 21, 2016 among CF INDUSTRIES HOLDINGS, INC., a Delaware corporation (“Holdings”), CF INDUSTRIES, INC., a Delaware corporation (the “Lead Borrower”) and each other entity identified as a “Grantor” on the signature pages hereof or who from time to time become a party hereto (together with Holdings and the Lead Borrower, the “Grantors” and each a “Grantor”) and MORGAN STANLEY SENIOR FUNDING, INC., as administrative  agent for the Secured Parties (together with its successors and assigns in such capacity, the “Administrative Agent”).

Reference is made to the Third Amended and Restated Revolving Credit Agreement dated as of September 18, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; except as provided in Article 1.01(a) below, capitalized terms used in this Agreement but not defined in this Agreement having the respective meanings given to them in the Credit Agreement), among Holdings, the Lead Borrower, the Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders” and each, a “Lender”), the Issuing Banks party thereto and the Administrative Agent.  The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement, the Hedge Banks have agreed to perform certain obligations under one or more Secured Swap Agreements and the Bilateral LC Providers (together with the Hedge Banks, the “Specified Secured Parties”) have agreed to provide one or more Secured Bilateral LC Facilities (together with the Secured Swap Agreements, the “Other Arrangements”).  The obligations of (i) the Lenders to extend such credit, (ii) the Hedge Banks to perform such obligations under the Secured Swap Agreements and (iii) the Bilateral LC Providers to provide the Secured Bilateral LC Facilities are conditioned upon, among other things, the execution and delivery of this Agreement.  The Grantors (other than the Lead Borrower) are affiliates of the Lead Borrower, will derive substantial benefits from such extension of credit by the Lenders, such performance of such obligations by the Hedge Banks and such provision of the Secured Bilateral Facilities and are willing to execute and deliver this Agreement in order to induce (i) the Lenders to extend such credit, (ii) the Hedge Banks to enter into such Secured Swap Agreements and to execute the documentation relating thereto and (iii) the Bilateral LC Providers to provide the Secured Bilateral LC Facilities.  Accordingly, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01.                          Certain Definitions; Rules of Construction.  (a)  All terms defined in the New York UCC (as defined herein) and not otherwise defined in this Agreement have the meanings specified in the New York UCC; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b)                        The rules of construction specified in Article 1 of the Credit Agreement also apply to this Agreement.

Section 1.02.                          Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Administrative Agent” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Agreement” means this Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Control” when used with respect to any Deposit Account has the meaning specified in UCC Section 9-104.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter directly owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now directly owned or hereafter directly acquired by any Grantor: (a) all copyright rights in any work subject to and under the copyright laws of the United States (whether or not the underlying works of authorship have been published), whether as author, assignee, transferee, exclusive licensee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO or in any similar office or agency of the United States and (c) all renewals of any of the foregoing.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC.

“Grantor” and “Grantors” have the meanings assigned to such terms in the preliminary statement of this Agreement.

“Holdings” has the meaning assigned to such term in the preliminary statement of this Agreement.

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“Intellectual Property” means all intellectual property of every kind and nature now directly owned or hereafter directly acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, the intellectual property rights in software and databases and related documentation, all additions, improvements and accessions to any of the foregoing, and all goodwill associated therewith.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits II, III and IV, respectively.

“Investment Property” has the meaning specified in Article 9 of the New York UCC.

“Lead Borrower” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Lender” and “Lenders” have the meanings assigned to such terms in the preliminary statement of this Agreement.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all renewals, extensions, amendments and supplements thereof.

“New York UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention covered by a Patent, now or hereafter directly owned by any Grantor or that any Grantor otherwise has the right to license or granting to any Grantor any right to make, use or sell any invention covered by a patent, now or hereafter owned by any third party and all rights of any Grantor under any such agreement.

“Patents” means all of the following now directly owned or hereafter acquired and directly owned by any Grantor: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including applications in the USPTO or in any similar office or agency of the United States and (b) all reissues, re-examinations, continuations, divisions, continuations-in-part, renewals, or extensions thereof, and the inventions or improvements disclosed or claimed therein.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

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“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates, limited or unlimited liability membership certificates or other certificated securities representing the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral; provided that the Pledged Securities shall not include any Excluded Property.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Specified Secured Parties” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter directly owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now directly owned or hereafter directly acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, business names, fictitious business names and all other source or business identifiers, and all general intangibles of like nature, protected under the laws of the United States or any state or political subdivision thereof, as well as any unregistered trademarks and service marks used by a Grantor, (b) all goodwill symbolized thereby or associated with each of them, (c) all registrations and recordings in connection therewith, including all registration and recording applications filed in the USPTO or any similar offices in any state of the United States or any political subdivision thereof and (d) all renewals of any of the foregoing.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

“Other Arrangements” has the meaning assigned to such term in the preliminary statement of this Agreement.

ARTICLE 2
PLEDGE OF SECURITIES

Section 2.01.                          Pledge.  As security for the payment or performance in full when due of the Obligations, including each Guaranty of the Obligations, each Grantor hereby pledges to the Administrative Agent and its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent and its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s

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right, title and interest in, to and under (a) all Equity Interests now or hereafter directly held by such Grantor in (x) each Material Subsidiary that is a direct Wholly-Owned Subsidiary of such Grantor and (y) Nitrogen, including in the case of each of clauses (x) and (y) the Equity Interests listed on Schedule I, and the certificates, if any, representing all such Equity Interests (the “Pledged Equity”); (b) the Indebtedness owed to such Grantor and listed opposite the name of such Grantor on Schedule I and any Indebtedness (including, without limitation, any intercompany notes) directly obtained in the future by such Grantor and the certificates, promissory notes and other instruments, if any, evidencing such Indebtedness (the “Pledged Debt”); (c) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt; (d) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), and (c) above; and (e) subject to Section 2.06, all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”); provided that notwithstanding anything in this Agreement or any other Loan Document to the contrary, nothing in this Agreement shall constitute or be deemed to constitute a grant of a security interest in, and none of the Pledged Collateral shall include, any Excluded Property.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02.                          Delivery of the Pledged Collateral.  (a)  Each Grantor agrees to deliver to the Administrative Agent on the Amendment No. 3 Closing Date all Pledged Securities directly owned by it on the Amendment No. 3 Closing Date and with respect to any Pledged Securities issued or acquired after the Amendment No. 3 Closing Date, it agrees to deliver or cause to be delivered as promptly as practicable (and in any event, no later than the next date on which a Compliance Certificate is required to be delivered pursuant to Section 5.1(c) of the Credit Agreement (or, if earlier, the date on which such Compliance Certificate is actually delivered to the Administrative Agent) or such later date as to which the Administrative Agent may agree in its reasonable discretion) to the Administrative Agent, for the benefit of the Secured Parties, any and all such Pledged Securities.  If any Pledged Equity consisting of uncertificated securities subsequently becomes certificated such that it constitutes Pledged Securities, the applicable Grantor agrees to deliver or cause to be delivered as promptly as practicable (and in any event, no later than the next date on which a Compliance Certificate is required to be delivered pursuant to Section 5.1(c) of the Credit Agreement (or, if earlier, the date on which such Compliance Certificate is actually delivered to the Administrative Agent) or such later date as to which the Administrative Agent may agree in its reasonable discretion) to the Administrative Agent, for the benefit of the Secured Parties, any and all such certificates.

(b)                        The Grantors will cause (or, with respect to Indebtedness owed to any Grantor by any Person other than Holdings or any of its Subsidiaries, will use reasonable

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best efforts to cause) any Pledged Debt (other than such as may arise from ordinary course intercompany cash management obligations) constituting Indebtedness for borrowed money owed to any Grantor by any Person that is not a Grantor having a principal amount in excess of $10 million individually to be evidenced by a duly executed promissory note that is pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c)                         Upon delivery to the Administrative Agent, any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 2.02 shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent.

Section 2.03.                          Representations, Warranties and Covenants.  Each Grantor represents, warrants and covenants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a)                        Schedule I correctly sets forth, as of the Amendment No. 3 Closing Date, a true and complete list, with respect to each Grantor, of (i) all the Pledged Equity owned by such Grantor and (ii) all the Pledged Debt owed to such Grantor;

(b)                        the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than Holdings or any of its Subsidiaries, to the best of each Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, is fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than Holdings or any of its Subsidiaries, to the best of each Grantor’s knowledge), is the legal, valid and binding obligation of each issuer thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;

(c)                         as of the Amendment No. 3 Closing Date, each of the Grantors (i) is the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as directly owned by such Grantor and (ii) holds the same free and clear of all Liens, other than Liens not prohibited by Section 6.2 of the Credit Agreement;

(d)                        except for restrictions and limitations imposed by the Loan Documents or securities laws generally or not prohibited by the terms of the Credit Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provision or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

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(e)                         each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f)                          no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect); and

(g)                         the execution and delivery by each Grantor of this Agreement and the pledge of the Pledged Collateral pledged by such Grantor pursuant hereto create a legal, valid, enforceable and first-priority (subject, as to priority, to Liens not prohibited by Section 6.2 of the Credit Agreement) security interest in such Pledged Collateral and (i) in the case of Pledged Securities, upon the earlier of (x) delivery of such Pledged Securities to the Administrative Agent in accordance with this Agreement and (y) the filing of the applicable Uniform Commercial Code financing statements described in Section 3.01(b) and (ii) in the case of all other Pledged Collateral, upon the filing of the applicable Uniform Commercial Code financing statements described in Section 3.01(b), shall create a perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of such Pledged Collateral.

Section 2.04.                          Actions with Respect to Certain Pledged Collateral.  (a)  Any limited liability company and any limited partnership whose Equity Interests are pledged by any Grantor shall either (i) not include in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code or (ii) certificate any Equity Interests in any such limited liability company or such limited partnership.  To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, (A) each such certificate shall be delivered to the Administrative Agent pursuant to Section 2.02(a), and (B) such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof.

(b)                        Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will, with respect to any Pledged Equity issued by such Grantor constituting “uncertificated securities”, comply with instructions of the Administrative Agent without further consent by the applicable owner or holder of such Equity Interests.

Section 2.05.                          Registration in Nominee Name; Denominations.  If an Event of Default shall occur and be continuing,  (a) the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent, and each Grantor will, upon the request of the Administrative Agent, promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Administrative Agent, on behalf of the Secured Parties, shall have the right to exchange certificates representing any Pledged Securities

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for certificates of smaller or larger denominations for any purpose consistent with this Agreement (subject, with respect to Pledged Securities issued by any Person other than a Wholly-Owned Subsidiary of Holdings, to the organizational documents or any other agreement binding on such issuer); provided, in each case, that the Administrative Agent shall give the Lead Borrower prior written notice of its intent to exercise such rights.

Section 2.06.                          Voting Rights; Dividends and Interest.  (a)  Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Lead Borrower in writing that it is exercising its rights under Article 4 hereof and that the rights of the Grantors under this Section 2.06 are being suspended:

(i)                  Subject to Section 2.06(c), each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose that would not violate the terms of this Agreement, the Credit Agreement and the other Loan Documents.

(ii)               Subject to Section 2.06(b) below, the Administrative Agent shall be deemed without further action or formality to have granted to each Grantor all necessary consents relating to voting rights and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)            Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by the Credit Agreement or the other Loan Documents; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be promptly (and in any event no later than the next date on which a Compliance Certificate is required to be delivered pursuant to Section 5.1(c) of the Credit Agreement (or, if earlier, the date on which such Compliance Certificate is actually delivered to the Administrative Agent) or such later date as to which the Administrative Agent may agree in its discretion)

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delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent).

(b)                        Upon the occurrence and during the continuance of an Event of Default and after the Administrative Agent shall have notified the Lead Borrower in writing that it is exercising its rights under Article 4 hereof and that the rights of the Grantors under this Section 2.06 are being suspended, subject to applicable law, and so long as any Borrowing is outstanding, all rights of any Grantor to receive dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, and shall be promptly (and in any event within forty-five (45) days or such longer period as to which the Administrative Agent may agree in its reasonable discretion) delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent).  Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 hereof.  After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 that have not been applied in accordance with the provisions of Section 4.02 hereof pursuant to this Section 2.06(b).

(c)                         Upon the occurrence and during the continuance of an Event of Default and after the Administrative Agent shall have notified the Lead Borrower in writing that it is exercising its rights under Article 4 hereof and that the rights of the Grantors under this Section 2.06 are being suspended, subject to applicable law, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time during the continuance of an Event of Default to permit the Grantors to exercise such rights at the discretion of the Administrative Agent.  After all Events of Default have been cured or waived, (i) each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06 and (ii) the obligations of the Administrative Agent pursuant to the terms of paragraph (a)(i) of this Section 2.06 shall be reinstated.

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(d)                        Any notice given by the Administrative Agent to the Lead Borrower suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional written notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE 3
SECURITY INTERESTS IN PERSONAL PROPERTY

Section 3.01.                          Security Interest.  (a)  As security for the payment or performance in full when due of the Obligations, including each Guaranty of the Obligations, each Grantor hereby pledges to the Administrative Agent, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now or at any time hereafter directly owned by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)                       all Accounts;

(ii)                    all Chattel Paper;

(iii)                 all Deposit Accounts;

(iv)                all Documents;

(v)                   all Equipment;

(vi)                all Fixtures;

(vii)             all General Intangibles;

(viii)          all Intellectual Property, including all claims for, and rights to sue for, past or future infringements of Intellectual Property, and all income, royalties, damages and payments now or hereafter due or payable with respect to Intellectual Property;

(ix)                all Goods;

(x)                   all Instruments;

(xi)                all Inventory;

(xii)             all Investment Property;

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(xiii)                                                all books and records pertaining to the Article 9 Collateral;

(xiv)                                               all Letters of Credit and Letter of Credit Rights;

(xv)                                                  all Money; and

(xvi)                                               all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (and the terms “Collateral” and “Article 9 Collateral” shall not include) any Excluded Property.

(b)                                 Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements (including Fixture filings with respect to any Fixtures associated with Material Real Property that is subject to a Mortgage) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets of the Debtor, whether now owned or hereafter acquired” or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (x) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor and (y) in the case of a financing statement filed as a Fixture filing, a sufficient description of the Material Real Property subject to a Mortgage to which such Article 9 Collateral relates.  Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.  The Administrative Agent shall provide reasonable written notice to the Lead Borrower of all such filings made by the Administrative Agent on or about the Amendment No. 3 Closing Date, and, reasonably promptly thereafter, any subsequent filings or amendments, supplements or terminations of existing filings, made from time to time thereafter and, in each case, shall, upon the reasonable request of the Lead Borrower, provide to the Lead Borrower file-stamped copies thereof within a reasonable time following receipt thereof.

(c)                                  The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d)                                 The Administrative Agent is authorized to file with the USPTO or the USCO (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property granted by each Grantor, without the signature of any Grantor, and naming the applicable Grantor or Grantors as debtors and

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the Administrative Agent as secured party.  The Administrative Agent shall provide reasonable written notice to the Borrowers of all such filings made by the Administrative Agent on or about the Amendment No. 3 Closing Date and, reasonably promptly thereafter, any subsequent filings or amendments, supplements or terminations of existing filings, made from time to time thereafter.

(e)                                  Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required to perfect the Security Interests granted by this Agreement (including Security Interests in Investment Property and Fixtures) by any means other than by (i) filings pursuant to the Uniform Commercial Code of the relevant State(s), (ii) filings in USPTO or the USCO, as applicable, with respect to Intellectual Property as expressly required elsewhere herein, (iii) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of Pledged Securities as expressly required elsewhere herein or in the Credit Agreement and (iv) Fixture filings in the applicable real estate records with respect to any Fixtures associated with Material Real Property that is subject to a Mortgage.  No Grantor shall be required to establish the Agent’s “control” over any Collateral other than the Collateral consisting of Pledged Securities as provided in Section 2.02.

Section 3.02.                          Representations and Warranties.  Each Grantor represents, warrants and covenants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a)                                 Subject to Liens not prohibited by Section 6.2 of the Credit Agreement, each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder.

(b)                                 This Agreement has been duly executed and delivered by each Grantor that is party hereto and constitutes a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding in equity or law).

(c)                                  The Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate (or specified by written notice from a Borrower to the Administrative Agent after the Amendment No. 3 Closing Date in the case of filings, recordings or registrations required by the Credit Agreement after the Amendment No. 3 Closing Date), are all the filings, recordings and registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration of a Uniform Commercial Code

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financing statement or intellectual property filing in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording , rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements and amendments.

(d)                                 Each Grantor represents and warrants on the Amendment No. 3 Closing Date that short-form Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending, unless it constitutes Excluded Property) and United States registered Copyrights, respectively, have been or on or promptly after the Amendment No. 3 Closing Date shall be executed and delivered to the Administrative Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, as may be necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of registrations and applications for United States Patents, Trademarks (except pending Trademark applications that constitute Excluded Property) and Copyrights to the extent a security interest may be perfected by filing, recording or registration in the USPTO or the USCO, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of registrations and applications for United States Patents, Trademarks and Copyrights acquired or developed by any Grantor after the date hereof, and (ii) the UCC financing and continuation statements and amendments contemplated in Section 3.02(c)).

(e)                                  The Security Interest constitutes a valid security interest in the Article 9 Collateral, and (i) when all appropriate filings, recordings, registrations and/or notifications are made (and all other actions are taken as may be necessary in connection therewith (including payment of any applicable filing and recording taxes)) as may be required under applicable law to perfect the Security Interest and (ii) upon the taking of possession or control by the Collateral Agent of such Article 9 Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by this Agreement (except, for the avoidance of doubt, to the extent otherwise required by the Intercreditor Agreement)), the Security Interest in such Article 9 Collateral with respect to which such actions have been taken shall be perfected and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens not prohibited by Section 6.2 of the Credit Agreement and subject to any limitations or exclusions from the requirement to perfect the security interests and Liens on the Collateral described herein.

(f)                                   The Grantors own, and have rights in, the Article 9 Collateral free and clear of any Lien, except for Liens not prohibited by Section 6.2 of the Credit Agreement.  Subject to the Intercreditor Agreement, none of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the New York UCC or

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any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case to the extent the Lien or security interest evidenced thereby is not prohibited by the Credit Agreement.

Section 3.03.                          Covenants.

(a)                                 Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including Fixture filings with respect to Fixtures associated with any Material Real Property that is subject to a Mortgage) or other documents in connection herewith or therewith, all in accordance with the terms of this Agreement and the Credit Agreement.

(b)                                 At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.2 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Administrative Agent has requested in writing that the Lead Borrower do so.  Any and all reasonable amounts so expended by the Administrative Agent shall be reimbursed by the Grantors within fifteen (15) Business Days after demand for any payment made in respect of such amounts that are due and payable or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization in accordance with Section 5.03; provided, however, that the Grantors shall not be obligated to reimburse the Administrative Agent with respect to any Intellectual Property included in the Collateral which any Grantor has abandoned or failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain, in accordance with Section 3.03(c)(iii).  Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

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(c)                                  Intellectual Property Covenants.

(i)                                     In the event that any Grantor, either directly or through any agent, employee, licensee or designee, (A) files an application for the registration of (or otherwise becomes the owner of) any Patent, Trademark or Copyright with the USPTO or the USCO or (B) acquires any registration or application for registration of any United States Patent, Trademark or Copyright, such Grantor will, as promptly as practicable (and in any event, no later than the next date on which a Compliance Certificate is required to be delivered pursuant to Section 5.1(c) of the Credit Agreement (or, if earlier, the date on which such Compliance Certificate is actually delivered to the Administrative Agent) or such later date as to which the Administrative Agent may agree in its reasonable discretion), provide the Administrative Agent written notice thereof, and, upon request of the Administrative Agent, such Grantor shall promptly execute and deliver any and all Intellectual Property Security Agreements as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest (for the benefit of the Secured Parties) in such Patent, Trademark or Copyright, and the general intangibles of such Grantor relating thereto or represented thereby (other than, in each case, to the extent constituting Excluded Property).

(ii)                                  Other than to the extent permitted herein or in the Credit Agreement or with respect to registrations and applications no longer material, used or useful, and except to the extent failure to act would not, as deemed by the Lead Borrower in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property included in the Article 9 Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Article 9 Collateral of such Grantor.

(iii)                               Other than to the extent permitted herein or in the Credit Agreement, or with respect to registrations and applications no longer material, used or useful, or except as would not, as deemed by the Lead Borrower in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property included in the Article 9 Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, becomes publicly known).

(iv)                              Other than as excluded or as permitted herein or in the Credit Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer material, used or useful in the Grantor’s business operations or except where failure to do so would not, as deemed by the Lead Borrower in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each

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item of its Intellectual Property included in the Article 9 Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.

(v)                                 Notwithstanding clauses (i) through (iv) above, nothing in this Agreement or any other Loan Document prevents any Grantor from Disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property included in the Article 9 Collateral to the extent not prohibited by the Credit Agreement.

(d)                                 Except to the extent permitted under the Credit Agreement, each Grantor shall, upon request of the Administrative Agent, at its own expense, take any and all commercially reasonable actions necessary to defend title and rights to the Article 9 Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.2 of the Credit Agreement.  Each Grantor (rather than the Administrative Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof.

ARTICLE 4
REMEDIES

Section 4.01.                          Remedies upon Default.  Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code or other applicable law and also may (a) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Administrative Agent promptly, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (b) enter into any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with written notice thereof prior to such occupancy; (c) with respect to any of the Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to be an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent, or to license or sublicense, any such Article 9 Collateral throughout the world in accordance with Section 4.03; (d) exercise any and all

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rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Administrative Agent shall provide the applicable Grantor with written notice thereof prior to such exercise; and (e) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate.  The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors and the Lead Borrower ten (10) Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or a portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or a portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine.  The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the

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Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver.  Any sale pursuant to the provisions of this Section 4.01 shall be deemed to be commercially reasonable as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 4.02.                          Application of Proceeds.

(a)                                 Upon the exercise of remedies as set forth in Article VII of the Credit Agreement and subject to the Intercreditor Agreement, the Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including amounts payable under Sections 2.14, 2.15, 2.16 and 9.3 of the Credit Agreement) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest, but including amounts payable under Sections 2.14, 2.15, 2.16 and 9.3 of the Credit Agreement) payable to the Lenders, ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and Borrowings, any fees, premiums and scheduled periodic payments due under Secured Swap Agreements and any fees due under Secured Bilateral LC Facilities, ratably among the Secured Parties in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and Borrowings, unreimbursed LC Disbursements and any unreimbursed amounts in respect of drawings under letters of credit issued (other than Letters of Credit) under any Secured Bilateral LC Facility, or payments made pursuant to any letters of guaranty, surety bonds or similar arrangements under any Secured Bilateral LC Facility,

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and to cash collateralize (i) that portion of LC Exposure consisting of the aggregate undrawn amount of Letters of Credit and (ii) the aggregate undrawn amount of letters of credit (other than Letters of Credit) issued under any Secured Bilateral LC Facility and any unreimbursed contingent amounts under any letters of guaranty, surety bonds or similar arrangements under any Secured Bilateral LC Facility, and any breakage, termination or other payments under Secured Swap Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Obligations have been paid in full, as directed by the Lead Borrower or as otherwise required by law.

(b)                                 Subject to the Intercreditor Agreement and the Credit Agreement, the Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, monies or balances in accordance with this Agreement.  Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

(c)                                  In making the determinations and allocations required by this Section 4.02, the Administrative Agent may rely conclusively upon information supplied to or by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied.  All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it.

Section 4.03.                          Grant of License to Use Intellectual Property; Power of Attorney.  For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, each Grantor hereby grants to the Administrative Agent a non-exclusive, royalty-free, limited license (until the termination or cure of the Event of Default) to use, license or, to the extent permitted under the terms of the relevant license, sublicense any of the Intellectual Property included in the Article 9 Collateral

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now owned or hereafter acquired by such Grantor, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Administrative Agent to operate such license, sublicense and other rights shall expire immediately upon the termination or cure of all Events of Default and shall be exercised by the Administrative Agent solely during the continuance of an Event of Default and upon ten (10) Business Days’ prior written notice to the Borrowers, and nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any applicable law, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent not prohibited by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that such licenses granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks.  Furthermore, each Grantor hereby grants to the Administrative Agent an absolute power of attorney to sign, subject only to the giving of ten (10) days’ written notice to the Grantor and Holdings, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the USPTO or the USCO in order to effect an absolute assignment of all right, title and interest in each registration and application for a Patent, Trademark or Copyright, and to record the same.

ARTICLE 5
MISCELLANEOUS

Section 5.01.                          Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.1 of the Credit Agreement.  All communications and notices hereunder to any Grantor other than Holdings shall be given to it in care of Holdings as provided in Section 9.1 of the Credit Agreement.

Section 5.02.                          Waivers; Amendment; Several Agreement.  (a)  No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice

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or knowledge of such Default at the time.  No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.2 of the Credit Agreement; provided that the Administrative Agent in its reasonable discretion may grant extensions of time for the creation or perfection of security interests in, or taking other actions with respect to, particular assets or any other compliance with the requirements of this Agreement where it reasonably determines in writing, in consultation with the Lead Borrower, that the creation or perfection of security interests in or taking other actions, or any other compliance with the requirements of this definition cannot be accomplished without undue delay, burden or expense by the time or times at which it would otherwise be required by this Agreement.

(c)                                  This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented (including by the addition of a Grantor pursuant to a Security Agreement Supplement), waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 5.03.                          Administrative Agent’s Fees and Expenses.  (a)  The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder (including without limitation disbursements of the Administrative Agent pursuant to Section 5.14) and indemnity for its actions in connection herewith as provided in Sections 9.3 of the Credit Agreement; provided that each reference therein to a “Borrower” shall be deemed to be a reference to a “Grantor”.

(b)                                 Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents.  The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party.

Section 5.04.                          Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, to the extent permitted under Section 9.4 of the Credit Agreement.

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Section 5.05.                          Survival of Agreement.  All covenants, agreements, representations and warranties made by the Grantors in this Agreement and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf, and shall continue in full force and effect until the termination of this Agreement in accordance with Section 5.12(a).

Section 5.06.                          Counterparts; Effectiveness; Successors and Assigns.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by facsimile or other electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.  This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding, without the consent of any other party, upon such Grantor and the Administrative Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as permitted by this Agreement or the other Loan Documents (it being understood that a merger or consolidation not prohibited by the Credit Agreement shall not constitute an assignment or transfer).

Section 5.07.                          Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 5.08.                          Governing Law; Jurisdiction; Venue; Waiver of Jury Trial;  Consent to Service of Process.  (a)  THE TERMS OF SECTION 9.9 OF THE CREDIT AGREEMENT WITH RESPECT TO GOVERNING LAW, SUBMISSION OF JURISDICTION AND VENUE ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

(b)                                 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A)

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CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(c)                                  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 5.09.                          Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 5.10.                          Security Interest Absolute.  To the extent permitted by applicable law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

Section 5.11.                          Intercreditor Agreement Governs.

(a)                                 Notwithstanding anything herein to the contrary, (i) the priority of the liens and security interests granted to the Administrative Agent pursuant to this Agreement are expressly subject to the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement regarding the priority of the liens and the security interests granted to the Administrative Agent or exercise of any rights or remedies by the Administrative Agent, the terms of the Intercreditor Agreement shall govern.

(b)                                 Notwithstanding anything herein to the contrary, to the extent any Grantor is required hereunder to deliver Collateral to, or the possession or control by, the

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Administrative Agent for purposes of possession and/or “control” (as such term is used herein) and is unable to do so as a result of having previously delivered such Collateral to the Controlling Authorized Representative (as defined in the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement, such Grantor’s obligations hereunder with respect to such delivery shall be deemed complied with and satisfied by the delivery to the Controlling Authorized Representative (as defined in the Intercreditor Agreement), as gratuitous bailee and/or gratuitous agent for the benefit of each other First-Priority Secured Party (as defined in the Intercreditor Agreement)..

Section 5.12.                          Termination or Release.

(a)                                 This Agreement, the Security Interest and all other security interests granted hereby shall automatically terminate with respect to all Obligations (i) upon commencement of a Covenant Suspension Period, to the extent that any Liens securing any Indebtedness described in Section 6.5(h) of the Credit Agreement are released substantially concurrently therewith (or at such later time as such Liens securing such Indebtedness are released), and (ii) upon termination of the Commitments and payment in full of all Obligations (other than Secured Swap Obligations, Secured Bilateral LC Obligations, indemnities and contingent obligations with respect to which no claim for reimbursement has been made, and other than Letters of Credit that have been cash collateralized pursuant to arrangements mutually agreed between the applicable Issuing Bank and the Lead Borrower or with respect to which other arrangements have been made that are satisfactory to the applicable Issuing Bank).

(b)                                 A Grantor (other than a Borrower) shall automatically be released from its obligations hereunder in accordance with, and to the extent provided by, Section 9.17 of the Credit Agreement.

(c)                                  The security interest granted hereunder by any Grantor in any Collateral shall be automatically released and the license granted in Section 4.03 shall be automatically terminated with respect to such Collateral (i) at the time the property subject to such security interest is transferred or to be transferred as part of or in connection with any transfer not prohibited by the Credit Agreement (and the Administrative Agent may rely conclusively on a certificate to that effect provided to it by such Grantor upon its reasonable request without further inquiry) to any person other than a Grantor, (ii) subject to Section 9.2 of the Credit Agreement, if the release of such security interest is approved, authorized or ratified in writing by the Required Lenders or (iii) upon release of such Grantor from its obligations hereunder pursuant to Section 5.12(b) above.

(d)                                 In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 5.12, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents and take all such further actions that such Grantor shall reasonably request to evidence such termination or release, in each case in accordance with the terms of Article VIII and Section 9.17 of the Credit Agreement.  Any execution and delivery of documents pursuant to this Section 5.12 shall be without recourse to or warranty by the Administrative Agent.

24

(e)                                  Notwithstanding anything to the contrary set forth in this Agreement, each Specified Secured Party by the acceptance of the benefits under this Agreement hereby acknowledges and agrees that (i) the obligations of Holdings or any of its Subsidiaries under any Other Arrangement shall be secured pursuant to this Agreement only to the extent that, and for so long as, the other Obligations are so secured and (ii) any release of Collateral effected in the manner permitted by this Agreement shall not require the consent of any Specified Secured Party.

Section 5.13.                          Additional Grantors.  Each direct or indirect Domestic Subsidiary  of Holdings that is required to enter into this Agreement as a Grantor pursuant to Section 5.9(b) of the Credit Agreement shall, and any Subsidiary of Holdings may, execute and deliver a Security Agreement Supplement and thereupon such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder or of any other Person.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 5.14.                          Administrative Agent Appointed Attorney-in-Fact.  Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable and consistent with the terms of this Agreement and the Credit Agreement to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable for the term hereof and coupled with an interest.  The foregoing appointment shall terminate upon termination of this Agreement (or, with respect to any Guarantor released from its obligations hereunder in accordance with Section 5.12 before termination of this Agreement, upon such release of such Grantor) and the Security Interest granted hereunder pursuant to Section 5.12(a).  Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and written notice by the Administrative Agent to Holdings of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor, (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, including endorsing the name of any Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, making all

25

determinations and decisions with respect thereto and obtaining or maintaining the policies of insurance required by Section 5.5 of the Credit Agreement or paying any premium in whole or in part relating thereto; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  Anything in this Section 5.14 to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the appointment provided for in this Section 5.14 unless an Event of Default shall have occurred and be continuing.  The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein.  No Agent Party shall be liable in the absence of its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

Section 5.15.                          General Authority of the Administrative Agent.  By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

Section 5.16.                          Reasonable Care.  The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Administrative Agent accords its own property.

Section 5.17.                          Mortgages.  In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such

26

Collateral, the terms of such Mortgage shall control in the case of Fixtures, and the terms of this Agreement shall control in the case of all other Collateral.

Section 5.18.                          Reinstatement.  This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Holdings or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Holdings or any other Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

Section 5.19.                          Miscellaneous.  (a)  The Administrative Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact.

(b)                                 The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Administrative Agent shall have received a notice of Event of Default or a notice from the Grantor or the Secured Parties to the Administrative Agent in its capacity as Administrative Agent indicating that an Event of Default has occurred.  The Administrative Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

[Signature pages follow]

27

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CF INDUSTRIES HOLDINGS, INC., as Holdings

By:	/s/ Daniel L. Swenson
	Name:	Daniel L. Swenson
	Title:	Vice President, Treasurer and Assistant Secretary

CF INDUSTRIES, INC., as the Lead Borrower

By:	/s/ Daniel L. Swenson
	Name:	Daniel L. Swenson
	Title:	Vice President, Treasurer and Assistant Secretary

CF INDUSTRIES ENTERPRISES, INC., as a Grantor

By:	/s/ Daniel L. Swenson
	Name:	Daniel L. Swenson
	Title:	Vice President, Treasurer and Assistant Secretary

CF INDUSTRIES SALES, LLC, as a Grantor

By:	/s/ Daniel L. Swenson
	Name:	Daniel L. Swenson
	Title:	Vice President, Treasurer and Assistant Secretary

[Signature Pages to Security Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Anish Shah
	Name:	Anish Shah
	Title:	Authorized Signatory

[Signature Pages to Security Agreement]

SCHEDULE I

PLEDGED EQUITY

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests
CF Industries, Inc.	01	CF Industries Holdings, Inc.	1,000 Common Stock	100%
CF Industries Enterprises, Inc.	01	CF Industries, Inc.	1,000 Common Stock	100%
CF Industries Properties, LLC	Uncertificated	CF Industries, Inc.	100% Limited Liability Company Interests	100%
CFK Holdings, Inc.	04	CF Industries, Inc.	660 Common Stock	100%
CFK Holdings, Inc.	05	CF Industries, Inc.	340 Common Stock	100%
CF Industries Sales, LLC	Uncertificated	CF Industries Enterprises, Inc.	100% Limited Liability Company Interests	100%
Terra Environmental Technologies LLC	Uncertificated	CF Industries Enterprises, Inc.	100% Limited Liability Company Interests	100%
CF Industries Employee Services, LLC	Uncertificated	CF Industries Sales, LLC	100% Limited Liability Company Interests	100%
CF Industries Nitrogen, LLC	Uncertificated	CF Industries Sales, LLC	88.6% Limited Liability Company Interests	88.6%
Terra LP Holdings LLC	Uncertificated	CF Industries Sales, LLC	100% Limited Liability Company Interests	100%
CF Global Holding Company, Inc.	01	CF Industries Sales, LLC	79 Common Stock	65%

PLEDGED DEBT

Holder/Payee/Lender	Maker/Payor/Borrower	Principal Amount/Commitment Amount	Date of Note	Maturity Date
CF Industries, Inc.	CF Industries Holdings, Inc.	$427,000,000	February 1, 2016	February 1, 2031
CF Industries Holdings, Inc.	CF Industries Nitrogen, LLC	$427,000,000	February 1, 2016	February 1, 2031-

Schedule I-1

Holder/Payee/Lender	Maker/Payor/Borrower	Principal Amount/Commitment Amount	Date of Note	Maturity Date
CF Industries Enterprises, Inc.	CF Industries Holdings, Inc.	$867,285,800.88	November 17, 2016	N/A
CF Industries, Inc.	CF Industries Enterprises, Inc.	$801.211.395.95	November 17, 2016	N/A
CF Industries, Inc.	CF Industries (UK), Ltd.	£326,881,169.08	N/A	N/A
CF Industries Enterprises, Inc.	CF Industries Employee Services, LLC	$22,700,00.00	November 17, 2016	N./A

Schedule I-2

EXHIBIT I TO THE

SECURITY AGREEMENT

SUPPLEMENT NO. [•] dated as of [•], to the Pledge and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) dated as of November 21, 2016 among CF Industries Holdings, Inc. (“Holdings”) and CF Industries, Inc. (the “Lead Borrower”), as Grantors, the other Grantors party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”) for the Secured Parties.

A.                                    Reference is made to the Third Amended and Restated Revolving Credit Agreement dated as of September 18, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Lead Borrower, the Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders” and each, a “Lender”), the Issuing Banks party thereto and the Administrative Agent.

B.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C.                                    The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and the Issuing Banks to issue Letters of Credit and (y) the Specified Secured Parties to enter into and/or maintain the Other Arrangements.  Section 5.13 of the Security Agreement provides that certain additional Subsidiaries of Holdings may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce (x) the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and (y) the Specified Secured Parties to enter into and/or maintain the Other Arrangements and as consideration for (x) Loans previously made and Letters of Credit previously issued and (y) Other Arrangements previously entered into and/or maintained.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1.                            In accordance with Section 5.13 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the

Exhibit I-1

Security Agreement) of the New Subsidiary.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary.  The Security Agreement is hereby incorporated herein by reference.  The New Subsidiary hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements (including Fixture filings with respect to any Fixtures associated with Material Real Property that is subject to a Mortgage) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets of the Debtor, whether now owned or hereafter acquired” or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (x) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor and (y) in the case of a financing statement filed as a Fixture filing, a sufficient description of the Material Real Property subject to a Mortgage to which such Article 9 Collateral relates.  The New Subsidiary agrees to provide such information to the Administrative Agent promptly upon any reasonable request.

SECTION 2.                            The New Subsidiary represents and warrants to the Administrative Agent for the benefit of the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3.                            This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Administrative Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.                            The New Subsidiary hereby represents and warrants that (a) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office and (b) Schedule I attached hereto sets forth a true and complete list, with respect to the New Subsidiary, of (i) all the Pledged Equity owned by the New Subsidiary and (ii) all the Pledged Debt owed to the New Subsidiary.

SECTION 5.                            Except as supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.                         THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS

Exhibit I-2

PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 7.                            If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement and the other Loan Documents shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8.                            All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Security Agreement.

[Signatures on following page]

Exhibit I-3

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Jurisdiction of Formation: Address of Chief Executive Office:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title:

Signature Page for Supplement No.      to the Pledge Security Agreement

Exhibit I-4

SCHEDULE I

TO SUPPLEMENT NO     TO THE

SECURITY AGREEMENT

PLEDGED EQUITY

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

PLEDGED DEBT

Issuer	Principal Amount	Date of Note	Maturity Date

Exhibit I-5

EXHIBIT II

FORM OF

PATENT SECURITY AGREEMENT

(SHORT-FORM)

PATENT SECURITY AGREEMENT, dated as of [•] (this “Agreement”) among the Persons listed on the signature pages hereof, as Grantors, and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”) for the Secured Parties.

Reference is made to the Pledge and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) dated as of November 21, 2016 among CF Industries Holdings, Inc. (“Holdings”) and CF Industries, Inc. (the “Lead Borrower”), as Grantors, the other Grantors party thereto and the Administrative Agent.  The Secured Parties’ agreements in respect of extensions of credit to the Borrowers are set forth in the Third Amended and Restated Revolving Credit Agreement dated as of September 18, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Lead Borrower, the Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders” and each, a “Lender”), the Issuing Banks party thereto and the Administrative Agent.  The Grantors are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and the performance of obligations by the Specified Secured Parties under any Other Arrangements and the undersigned Grantors are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Specified Secured Parties to enter in to such Other Arrangements. Accordingly, the parties hereto agree as follows:

Section 1.                                           Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to such terms in the Security Agreement.  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement. For purposes of this Agreement, “Patents” means all of the following now directly owned or hereafter acquired and directly owned by any Grantor: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including applications in the USPTO or in any similar office or agency of the United States, (b) all reissues, re-examinations, continuations, divisions, continuations-in-part, renewals, or extensions thereof, and the inventions or improvements disclosed or claimed therein, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

Section 2.                                           Grant of Security Interest.  As security for the payment or performance in full when due of the Obligations, including each Guaranty of the Obligations, each Grantor hereby pledges to the Administrative Agent, for the benefit of

Exhibit II-1

the Secured Parties, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all right, title or interest in or to any and all of the following assets and properties now or at any time hereafter directly owned by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(a) All Patents, including those listed on Schedule I hereto; and

(b) to the extent not included in the foregoing, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything to the contrary in (a) or (b) above, this Agreement shall not constitute a grant of a security interest in any Excluded Property.

Section 3.                                           Termination.  This Patent Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement.  Additionally, upon such termination or release, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

Section 4.                                           Supplement to the Security Agreement.  The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5.                                           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Exhibit II-2

Section 6.                                           Intercreditor Agreement Governs.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent pursuant to this Agreement are expressly subject to the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

Section 7.                                           Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signatures on following page]

Exhibit II-3

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR],
as a Grantor

By:
Name:
Title:

Signature Page for Patent Security Agreement

Exhibit II-4

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title:

Signature Page for Patent Security Agreement

Exhibit II-5

Schedule I

Short Particulars of U.S. Patent Collateral

United States Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

United States Patent Applications:

OWNER	APPLICATION NUMBER	NAME

Exhibit II-6

EXHIBIT III

FORM OF

TRADEMARK SECURITY AGREEMENT

(SHORT-FORM)

TRADEMARK SECURITY AGREEMENT, dated as of [•] (this “Agreement”) among the Persons listed on the signature pages hereof, as Grantors, and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”) for the Secured Parties.

Reference is made to the Pledge and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) dated as of November 21, 2016 among CF Industries Holdings, Inc. (“Holdings”) and CF Industries, Inc. (the “Lead Borrower”), as Grantors, the other Grantors party thereto and the Administrative Agent.  The Secured Parties’ agreements in respect of extensions of credit to the Borrowers are set forth in the Third Amended and Restated Revolving Credit Agreement dated as of September 18, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Lead Borrower, the Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders” and each, a “Lender”), the Issuing Banks party thereto and the Administrative Agent.  The Grantors are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and the performance of obligations by the Specified Secured Parties under any Other Arrangements and the undersigned Grantors are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Specified Secured Parties to enter in to such Other Arrangements.  Accordingly, the parties hereto agree as follows:

Section 1.                                           Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to such terms in the Security Agreement.  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement. For purposes of this Agreement, “Trademarks” means all of the following now directly owned or hereafter directly acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, business names, fictitious business names and all other source or business identifiers, and all general intangibles of like nature, protected under the laws of the United States or any state or political subdivision thereof, as well as any unregistered trademarks and service marks used by a Grantor, (b) all goodwill symbolized thereby or associated with each of them, (c) all registrations and recordings in connection therewith, including all registration and recording applications filed in the USPTO or any similar offices in any state of the United States or any political subdivision thereof, (d) all renewals of any of the foregoing, (e) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (f) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

Exhibit III-1

Section 2.                                           Grant of Security Interest.  As security for the payment or performance in full when due of the Obligations, including each Guaranty of the Obligations, each Grantor hereby pledges to the Administrative Agent, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all right, title or interest in or to any and all of the following assets and properties now or at any time hereafter directly owned by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) All Trademarks, including those listed on Schedule I hereto; and

(b) to the extent not included in the foregoing, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything to the contrary in (a) or (b) above, this Agreement shall not constitute a grant of a security interest in any Excluded Property, including any “intent-to-use” trademark applications prior to the filing and acceptance of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto.

Section 3.                                           Termination.  This Trademark Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement.  Additionally, upon such termination or release, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

Section 4.                                           Supplement to the Security Agreement.  The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Exhibit III-2

Section 5.                                           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 6.                                           Intercreditor Agreement Governs.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent pursuant to this Agreement are expressly subject to the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

Section 7.                                           Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signatures on following page]

Exhibit III-3

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR],
as a Grantor

By:
Name:
Title:

Signature Page for Trademark Security Agreement

Exhibit III-4

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title:

Signature Page for Trademark Security Agreement

Exhibit III-5

Schedule I

Short Particulars of U.S. Trademark Collateral

Grantor	Trademark or Service Mark	Date Granted	Registration No. and Jurisdiction

Grantor	Trademark or Service Mark Application	Date Filed	Application No. and Jurisdiction

Exhibit III-6

EXHIBIT IV

FORM OF

COPYRIGHT SECURITY AGREEMENT

(SHORT-FORM)

COPYRIGHT SECURITY AGREEMENT, dated as of [•] (this “Agreement”) among the Persons listed on the signature pages hereof, as Grantors, and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”) for the Secured Parties.

Reference is made to the Pledge and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) dated as of November 21, 2016 among CF Industries Holdings, Inc. (“Holdings”) and CF Industries, Inc. (the “Lead Borrower”), as Grantors, the other Grantors party thereto and the Administrative Agent.  The Secured Parties’ agreements in respect of extensions of credit to the Borrowers are set forth in the Third Amended and Restated Revolving Credit Agreement dated as of September 18, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Lead Borrower, the Designated Borrowers from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders” and each, a “Lender”), the Issuing Banks party thereto and the Administrative Agent.  The Grantors are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and the performance of obligations by the Specified Secured Parties under any Other Arrangements and the undersigned Grantors are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the Specified Secured Parties to enter in to such Specified Secured Parties.  Accordingly, the parties hereto agree as follows:

Section 1.                                           Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to such terms in the Security Agreement.  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.  For purposes of this Agreement, (A) “Copyrights” means all of the following now directly owned or hereafter directly acquired by any Grantor: (a) all copyright rights in any work subject to and under the copyright laws of the United States (whether or not the underlying works of authorship have been published), whether as author, assignee, transferee, exclusive licensee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO or in any similar office or agency of the United States, (c) all renewals of any of the foregoing, (d) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (e) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof and (B) “Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter directly owned by any Grantor or

Exhibit IV-1

that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

Section 2.                                           Grant of Security Interest.  As security for the payment or performance in full when due of the Obligations, including each Guaranty of the Obligations, each Grantor hereby pledges to the Administrative Agent, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all right, title or interest in or to any and all of the following assets and properties now or at any time hereafter directly owned by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) All Copyrights, including those listed on Schedule I hereto;

(b)all exclusive Copyright Licenses with respect to registered United States Copyrights under which any Grantor is the licensee, including those listed on Schedule I hereto; and

(c) to the extent not included in the foregoing, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything to the contrary in (a) through (c) above, this Agreement shall not constitute a grant of a security interest in any Excluded Property.

Section 3.                                           Termination.  This Copyright Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement.  Additionally, upon such termination or release, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Copyright Collateral.

Section 4.                                           Supplement to the Security Agreement.  The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more

Exhibit IV-2

fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5.                                           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 6.                                           Intercreditor Agreement Governs.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent pursuant to this Agreement are expressly subject to the Intercreditor Agreement and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

Section 7.                                           Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signatures on following page]

Exhibit IV-3

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR],
as a Grantor

By:
Name:
Title:

Signature Page for Copyright Security Agreement

Exhibit IV-4

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title:

Signature Page for Copyright Security Agreement

Exhibit IV-5

Schedule I

Short Particulars of U.S. Copyright Collateral

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

Exhibit IV-6